                                                      EXHIBIT 10.50 ROGER THOMEY



                              AGREEMENT BETWEEN


                         STERLING PULP CHEMICALS LTD.

                               NORTH VANCOUVER

                               BRITISH COLUMBIA


                                     AND


                         PULP, PAPER AND WOODWORKERS
                                  OF CANADA

                                   LOCAL 5

                               BRITISH COLUMBIA





                                  EFFECTIVE
                    DECEMBER 1, 1994 to NOVEMBER 30, 1997

                                                         TABLE OF CONTENTS

ARTICLE
1        PURPOSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2        RECOGNITION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

3        MANAGEMENT FUNCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

4        UNION  SECURITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

5        TERMS OF AGREEMENT AND CHANGES IN AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

6        STRIKES AND LOCKOUTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

7        HOLIDAYS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

8        CALL TIME  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

9        HOURS OF WORK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

10       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

11       ALLOWANCE FOR FAILURE TO PROVIDE WORK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

12       UNION NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

13       SAFETY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

14       SENIORITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

15       GRIEVANCE PROCEDURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

16       ARBITRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

17       DAYS OFF AND SCHEDULE OF SHIFTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

18       VACATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

19       TEMPORARY EMPLOYEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

20       JOB CLASSIFICATIONS AND JOB RATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

21       WAGE RATE ADJUSTMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

22       OVERTIME AND PREMIUM TIME  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

23       JURY DUTY PAY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

24       BEREAVEMENT LEAVE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

25       MAINTENANCE DEPARTMENT APPRENTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

26       SUSPENSION AND/OR DISCHARGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

27       LEAVE OF ABSENCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

28       COMMITTEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

29       TRAINING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

30       TECHNOLOGICAL CHANGE AND TERMINATION PAY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

31       CONTINUOUS 12-HOUR SHIFTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

32       HEALTH AND WELFARE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

33       PENSION PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

         EARLY RETIREMENT PROVISION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

34       BANKING OF OVERTIME  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

         APPENDIX "A" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

         APPENDIX "B" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

         APPENDIX "C"
                 BENEFITS OF HOURLY-PAID EMPLOYEES
                 North Vancouver Plant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

         APPENDIX "D"
                 PRODUCTION SCHEDULE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38





         Changes from previous contract (November 1994) are indicated
                          by highlighting & bolding.

                               AGREEMENT BETWEEN
                         STERLING PULP CHEMICALS LTD.
                             NORTH VANCOUVER, B.C.
                  (HEREINAFTER REFERRED TO AS "THE COMPANY")

                                      AND

                                    LOCAL 5
                          PULP, PAPER AND WOODWORKERS
                                   OF CANADA
                   (HEREINAFTER REFERRED TO AS THE "UNION")


                                   Article 1
                                    PURPOSE

1.01 The purpose of the Agreement is to provide for orderly collective bargaining, prompt disposition of grievances, wages, hours of work and other terms and working conditions to the extent and in the manner provided herein.


                                   Article 2
                                  RECOGNITION

2.01 The Company recognizes the Union as the sole and exclusive bargaining agent for its employees employed in production and maintenance except those excluded by the Labour Relations Code of British Columbia (1993), foreman, those above the rank of foreman, sales staff, office and clerical staff test and quality control staff, laboratory technicians, draftsmen, security guards and those engaged in office janitor work.


2.02 The terms "employee" and "employees" when used in this agreement shall mean persons in the employ of the Company within the bargaining unit described herein above and covered by this Agreement.

                 Gender: The use of "he", "his" and "him" refer to both the masculine and feminine genders.

2.03 The Company recognizes the Union's right to communicate with its members on the Company's property so that the Union, through its elected officials, may fairly represent the employees.


                                   Article 3
                              MANAGEMENT FUNCTIONS

3.01 All functions, powers, or authority which the Company has not specifically abridged, delegated or modified by this Agreement will be recognized by the Union as being retained by the Company.

                                   Article 4
                                UNION SECURITY

4.01 Any employee who is now a member in good standing or who becomes or is reinstated as a member of the Union shall, as a condition of employment, maintain such membership in good standing throughout the term of this Agreement. Any new employee hired shall become a member of the Union thirty (30) days after his or her employment. In the event of a Local Union intending to suspend a member for non-maintenance of membership, the Company shall be notified by the local, in writing at least seven (7) days before suspension.

4.02 No employee shall be subject to any penalties against his application for membership or reinstatement, except as may be provided for in the Constitution of the Pulp, Paper and Woodworkers of Canada.

4.03 There shall be no discrimination against any employee or employees in any manner whatsoever because of race, colour, creed, nationality, Union membership, and non-Union membership.

4.04 In case a dispute arises as to whether or not an employee has failed to maintain his Union membership in good standing, the Union agrees to save harmless from and indemnify the Company for any liability that may arise from any acts of the Company taken under provisions of ARTICLE 4, as a result of its reliance on a representation of facts by the Union.

4.05 The Company will deduct a Union initiation fee and monthly Union dues in amounts authorized by individual employees and presented in writing to the Company. Any Union dues passed in compliance with Local 5 of the Pulp, Paper and Woodworkers of Canada by-laws shall be applied and deducted upon notification from the Secretary of Local 5 sent to the Company. Such deductions shall be remitted to the Local Secretary - Treasurer as soon as possible after the first pay period of each month and any adjustments will be made the following month. The Union shall advise the Company of the address of the Local Treasurer and of any changes in this address. Deductions of Union dues from an employee's pay shall be discontinued when written authorization furnished the Company by the employee is revoked, in writing by the employee.

4.06 There shall be no solicitation for membership, meetings, etc., during working hours and/or on Company premises except with the permission of the Company.

4.07 For the purpose of this Agreement, a member of the Union in good standing shall mean an employee who has paid or tendered an amount equivalent to the regular monthly Union dues and assessments.


                                   Article 5
                              TERMS OF AGREEMENT
                           AND CHANGES IN AGREEMENT

5.01 This Agreement shall be in effect until the 30th of November, 1997 and shall continue thereafter from year to year unless during the four months immediately preceding the expiry date either party has given written notice to the other party that desires revision of this Agreement and its expiry date.

5.02 If notice of desire for changes has been given the parties shall, as soon as agreeable, meet for collective bargaining. If such negotiations cannot be completed prior to December 1st following the October 1st on which such notice was given, any changes in compensation to employees shall be retroactive to December 1st.


                                   Article 6
                              STRIKES AND LOCKOUTS

6.01 The Union and its members agree that it will not cause, authorize or sanction any strike or stoppage of any of the Company's operations or any Curtailment of work or restriction of or interference with production during the terms of this Agreement.

6.02 The Company agrees that it will not cause or sanction a lockout during the terms of this Agreement.

                                   Article 7
                                    HOLIDAYS

7.01             Recognized Holidays

(a)              New Year's Day            Canada Day                        Remembrance Day
                 Good Friday               1st Monday In August              Christmas Day
                 Easter Monday             Labour Day                        Boxing Day
                 Victoria Day              Thanksgiving Day

(b) In the event that Heritage Day is declared as a Statutory Holiday by the Federal Government it will be included in the above list of holidays.

7.02             The period of time recognized as a holiday is the twenty-four
         (24) hour period from 0001 hrs to 2400 hrs on the date recognized as the holiday. However for those employees working the 12 hour shift schedule, the holiday will commence at 1830 hours immediately preceding such 12:01am and will end twenty-four (24) hours later. (ie 1830 hours on the day of the holiday) .

7.03 The hours of commencing and ending specified above may be varied by mutual agreement of the Management and the Union Standing committee. The specified hours of commencing or ending will be adjusted to coincide with regular hours for changing shifts.

7.04     a)      It is understood that day workers will not be required to work on a holiday except to meet the needs of the continued uninterrupted operation of the plant.

         b) Further, and with special reference to the Christmas holiday the parties recognized that shift workers will be held to absolute reasonable minimum and that only those activities required to maintain the necessary efficient operation of the plant shall be performed.

7.05     a)      When any of the holidays listed in the Agreement falls on a
         Saturday or Sunday, shift workers should observe the holiday on the day which it falls. Day workers, scheduled Monday to Friday, will observe the holiday on such a day as will provide them with a long weekend. The determination of such day or days shall be determined by the Company consistent with operational requirements.

         b) In the event a holiday falls on a day when a day worker would otherwise be scheduled off, then said employee will take the holiday on the Thursday before or the Tuesday following the holiday whichever is applicable and is mutually agreed.

         c) In the event the holiday falls on the day when a shift worker would otherwise be scheduled off, he has the option of banking the time and/or the money.

         d) For shift workers, holiday pay is calculated as 8 hours pay at straight time, and in the case of banking, 8 hours will be banked for each holiday that falls on a scheduled day off, and 12 hours for each holiday worked.

7.06 Overtime shall be paid for all work performed during holidays at the rates hereinafter specified.

7.07 In addition to any other compensation earned, all employees who are on the payroll of the Company on any of the forgoing recognized holidays will be granted eight (8) hours pay on the straight time rate of the employee's regular job, provided however, that:

         (a) Any new employee must have been on the payroll for not less than thirty (30) days just preceding the holiday and must have worked a minimum of eighty five (85) hours during that thirty (30) day qualifying period.

         b) The employees must have worked his scheduled work day before and his scheduled work day after the holiday unless failure to work was due to any of the following events.

                 (1) When the employee is on his regular authorized vacation.

                 (2) When the employee's absence is due to bonafide sickness or occupational or non-occupational accident provided however, that payment for such holiday is not being covered by W.C.B. or sick benefit insurance. Payment for such holiday will not be extended beyond the time limit of W.C.B. or sick benefit insurance.

                 (3) When a trade in shifts agreed upon between employees, and approved in advance by Management, results in temporary change of the scheduled work day after the holiday, provided the employee works the shift agreed upon.

                 (4) When the employee's absence is due to an approved leave of absence granted by the Company; provided however that such leave of absence does not exceed ten (10) days prior to or ten
                 (10) days following such holiday.

                 (5) When the employee's absence is due to Jury Duty, subpoenaed witness or bereavement leave as provided by this Agreement.

                 (6) When the operation in which the employee is engaged is curtailed or discontinued by the decision of management and which curtailment of discontinuance changes or eliminates the employee's scheduled work day before, or his scheduled work day after, such holiday.

7.08 An employee whose work schedule conflicts with the normal observance of a specified holiday may elect to bank the holiday, and take the time off and pay thereof, provided the following conditions are met:

         (a) The holiday(s) and holiday(s) pay shall be taken at a time convenient to the employee and management consistent with the continued, economic and efficient operation of the plant.

                 It is understood that requests for time off received and granted thirty (30) days in advance will be honoured.

         (b) Employees must notify their supervisor in writing at least one week in advance of the holiday of his intent to bank that holiday.

         (c) It is also agreed and understood that the employee will take such banked holidays within one year of banking. If the employee does not arrange to take the holiday within the given delay, the Company will schedule time off at its own discretion in lieu thereof or alternatively, if mutually agreed, reimburse any banked holiday pay and forfeit the banked time.

7.09 Employees working temporarily at a higher job rate will be paid at the job rate for a statutory holiday providing they work at that higher job rate on both sides of said statutory holiday, otherwise they will be paid for the statutory holiday based on their regular job rate. If the employee is scheduled off on either side of the statutory holiday, then his last scheduled day on before, and his first scheduled day on after the statutory holiday, will satisfy this section.

7.10 In the event that an employee is called in, or is scheduled to work, on a recognized statutory holiday on a job paying a higher rate than his regular job, he will be paid for the statutory holiday at the higher rate of pay.


                                   Article 8
                                   CALL TIME

8.01 Call time is an occasion when an employee, after leaving the premises, is called in to work before his next regularly scheduled reporting time. In such cases, the Company will pay an additional amount over and above pay for hours worked, equal to three (3) hours pay at the employee's straight time hourly rate, which shall be known as call time. Such call time shall not be payable when the employee, before leaving the premises, is notified to report for work before his next regularly scheduled reporting time.

8.02 When the hours worked on call time are extended to the employee's regularly scheduled starting time, overtime rates as called for by this section, shall cease at the employee's regularly scheduled starting time unless such call-in was of such duration as to give the employee a full shift prior to his regular starting time consistent with article 22.10.


                                   Article 9
                                 HOURS OF WORK

9.01 Hours of work shall be scheduled by the Company in accordance with the requirements of the plant.

9.02 Employees shall be at their work place and ready to assume their duties at the commencement of their work day.

9.03 Shift workers will not leave their work place until 0630 HRS (or 1830 HRS) unless relieved by the employee assigned to the same position on the following shift.

9.04 Employees are expected to co-operate in the execution of necessary overtime work. The Company will make every effort to keep overtime to a minimum consistent with the continued efficient operation of the plant.

9.05             The normal hours of work shall be:

                 a) For Day Workers - from 0700 Hrs. to 1200 Hrs. and from 1230 Hrs. to 1650 Hrs. A ten minute wash up period will be provided prior to lunch and at the completion of the work day.

                          Labourers and Relief Brine Operators assigned to the
                 Maintenance Department (for a period of a week or more), will be classified as Day Workers.

                 b) For Shift Workers - from 0630 Hrs. to 1830 Hrs., and 1830 Hrs. to 0630 Hrs. - as per Article 31.

                 c) For Labourers and Relief Brine Operators assigned to the Production Department - Two different workday formats are available:

                 i)       From 0630 Hrs. (or 0730 Hrs.) to 1600 Hrs. (or 1700
                 Hrs.), and 1600 Hrs. (or 1700 Hrs.) to 0130 Hrs. (or 0230
                 Hrs.).

                          A one-half hour lunch break is included, with a ten
                 minute wash up period prior to lunch and at the completion of the work day.

                 ii) From 0630 Hrs. to 1830 Hrs., and 1830 Hrs. to 0630 Hrs. - similar to a shift worker.

9.06             The regular schedule of hours of work shall be:

                 a) For Day Workers - 9 1/3 hours per day and 37 1/3 hours per week. The normal work week will be either Monday to Thursday, or Tuesday to Friday.

                 b) For Shift Workers - 12 hours per day and 36 or 48 hours per week with compensating scheduled time off to average 37 1/3 hours/week - as per Article 31.

                          Compensating time off for Shift Workers shall be
                 covered by the Senior Relief Operators and taken in blocks of three (3) day shifts as outlined in the shift schedule in Appendix D.

                          When ever the Senior Relief Operator is scheduled as
                 a spare operator, he may be rescheduled to provide relief on dayshift or nightshift as required.

                 c) For Labourers & Relief Brine Operators assigned to the Production Department - either:

                          i) Four workdays of 9 hours per day, with compensation to allow averaging of 37 1/3 hours/week over a 9 week period, or

                          ii) Three workdays of 12 hours per day, with compensation to allow averaging of 37 1/3 hours/week over a 9 week period.

                          Labourers and Relief Brine Operators assigned to the Production Department will receive shift premiums (when working the evening shift(s) outlined in Article 9.05(c) as per Article 22.09, & statutory holiday compensation as per Article 7.05(c) & (d).

                          Every effort shall be made to schedule consecutive days off in each work week when ever possible.

                 This article is for the purpose of providing a basis for calculating overtime and shall not be construed as a guarantee of hours of work.


                                   Article 10
                                  DEFINITIONS

10.01 The words "shift workers" means employees assigned to a job on a regularly rotating shift schedule. All other employees are considered day workers.

10.02 The word "day" shall mean a calendar day and shall be a period of twenty-four (24) hours beginning at 0001 hours. However, in the case of the work schedule a shift worker working the 12 hour schedule, and only in such cases, the day shall deem to have commenced at 0630 HRS.

10.03 The word "week" means a period of seven (7) days beginning at 0001 hours Monday. However, in the case of the work schedule of a shift worker working the 12 hour schedule, and only in such cases, the week shall deem to have commenced at 0630 HRS Monday.

10.04            Further to Article 18:

         (a) The word "week", when used to define a length of vacation, and for the purposes of calculating vacation pay, shall mean 37 1/3 average working hours.

         (b) The word "day", when used to define a length of a vacation, shall mean 9 1/3 working hours.

10.05            Bargaining Unit Work

         It is the policy of the Company not to use non-bargaining unit personnel to do work normally performed by hourly paid employees.

         It is recognized by the parties that there may be exceptions to the above, such as:

         (a)     in emergency situations

         (b)     when no qualified hourly employee is available

                 It is recognized by both parties, however, that for the practical and efficient operation of the plant, there are occasions when a supervisor must help. These occasions will be temporary in nature and will not result in the displacement or exclusion of hourly rated employees.


                                   Article 11
                     ALLOWANCE FOR FAILURE TO PROVIDE WORK

11.01 An employee who reports for work at his regularly scheduled time and who has not been notified by the Company not to report, shall receive not less than one half his regular shifts work at his regular straight time hourly rate, or pay in lieu thereof at the discretion of the Company.

11.02 A telephone call to the number on record in the employee's name in the plant personnel files will be considered as proof of notification. An employee who leaves no telephone number by which he can be contacted forfeits the right to the one half shift or pay in lieu thereof as mentioned in 11.01 above.

                                   Article 12
                                 UNION NOTICES

12.01 The Company will provide the Union with a secured bulletin board in the plant for the purpose of posting official Union notices and papers. Notices will be posted and initialled by a member of the Union Standing Committee, or the authorized representative of the Bargaining Agent.


                                   Article 13
                                     SAFETY

13.01 Employees and the Company are to comply with established Safety Rules as amended by the Joint Occupational Health and Safety Committee from time to time. Employees will not be expected to operate with unsafe equipment or under unsafe working conditions. Employees are expected to report immediately any unsafe equipment or condition to the Production or Maintenance Manager using where appropriate the Safety Work Order System.

13.02 The Union will appoint three of its members to serve on the Joint Occupational Health and Safety Committee preferably with representation from each Department. The Plant Manager will appoint three Company representatives.

                 The Occupational Health and Safety Committee will meet monthly to develop and promote the safety program. It is agreed that the Committee will appoint a Chairman with the responsibility alternating
         between the Company and the Union.   Where the Chairman is a Union
         employee, the Secretary shall be a Company representative and vice versa.

13.03 The Union undertakes to encourage its members to cooperate in the execution of the Plant Safety Program and Safety Education.

13.04            First Aid Attendants

                 As of September 1st, 1994, the Occupational First Aid Regulations require that the First Aid Attendants only require a Level II certificate.

                 First Aid Attendants currently holding a Level III equivalent certificate, (ie: an Industrial First Aid 'A' or 'B' certificate) and who desires to renew at that level may do so.

                 All new candidates will only be given necessary training to acquire a Level II certificate.

                 If a person lapses in renewing his First Aid certificate and then wants to renew, he will be treated as a new candidate.

                 Wages during training and exams will be paid as for scheduled hours of work:

                              -       During the training period.
                              -       On the day before the exam.
                              -       On the exam or re-exam day.

                 The company will pay for the tuition, books and exam.

                 The following hourly rate will be paid over and above an employee's regular rate for all employees holding a W.C.B. Industrial First Aid certificate:

                 Level II or Level III will be paid the same rate.

                          Effective December 1st, 1994        $0.60/Hr.
                          Effective December 1st, 1995        $0.70/Hr.


                                   Article 14
                                   SENIORITY

14.01            General Principles

         (a) The company recognizes the principles of seniority in the administration of promotions, demotions, transfers, layoffs and recalls. In the application of seniority, provided an employee has the necessary qualifications and ability to perform the work in accordance with job requirements, seniority shall prevail.

                 Definitions

         (b) Plant seniority shall mean the length of continuous service in the employ of the signatory Company in the North Vancouver Bargaining Unit.

         (c) Departmental seniority shall mean the length of continuous service in a permanent position within the recognized departments.

14.02            Establishing Seniority

         (a) Plant seniority shall be established from the original date of hire, after completion of a probationary period. A probationary period consists of 40 working days and may be extended by mutual agreement between the company and the union.

         (b) During the probationary period defined in 14.02(a), a new employee will not have any seniority rights and shall be subject to transfer, demotion, promotion, layoff or discharge at the sole discretion of the Company without recourse to the grievance procedure of this Agreement.

         (c) The Company will appraise each probationary employee at the end of his first thirty (30) working days in his presence. A Shop Steward or Union Standing Committee Member shall be present if requested by the employee. Copy of the appraisal to be sent to the employee and the Union Standing Committee.

         (d) An employee who exercises his seniority to promote or bump into another job within the Bargaining Unit, shall be probationary in the new job for a period of two (2) weeks after training is completed. In such instance, the employee shall be formally appraised in his presence and within the stipulated probationary period. A Shop Steward or Union Standing Committee Member shall be present if requested by the employee.

14.03            Loss of Seniority

         (a)     Plant or Departmental

                 An employee shall cease to have Plant seniority or Departmental seniority if the employee:

                 1)       Quits or resigns
                 2)       Is discharged
                 3)       Is laid off for a period exceeding recall provisions.
                 4) Is absent from work for three (3) consecutive days on which he is scheduled to work without notifying his immediate supervisor, giving satisfactory reasons.
                 5) When recalled to work, once notice by registered mail to the address on record with the company has been made, fails to indicate his intent to return to company service within three (3) days or fails to report to work within seven (7) days.
                 6) Is absent without cause, to the satisfaction of Management, beyond the time limit of a sick leave or an authorized leave of absence granted by the Company.

                 However, Plant and Departmental seniority shall continue to accrue:

                          i) If absent due to illness or injury provided the absence does not exceed the period provided for in the L.T.D. program, unless seniority would have otherwise been lost.

                          ii) If absent due to industrial illness or accident at work (recognized by the Worker's Compensation Board) which occurs while working for the Company, unless seniority would have otherwise been lost.

         (b)     Departmental Seniority

                 An employee shall cease to have Departmental seniority in the Department from which he was displaced, if the employee is:

                 1) Laid off or demoted out of the Department, because of cutbacks, for a period exceeding the recall rights as set out in 14.05(a).

                 2) Permanently transferred to another Department for a period exceeding six (6) months.

                 3) Is demoted outside the recognized Departments either voluntarily or for inability to perform the work. If the cause for the demotion has been corrected the employees' previous Departmental seniority will be reinstated.

14.04            Layoffs

                 In the event of departmental layoff resulting from cutbacks, employees affected will be re-classified to Relief Brine Operator or Labourer positions. Layoff from these positions will be on the basis of Plant seniority. (Refer to diagram in 14.06)

14.05            Recall Provisions

         (a) In the event of a layoff, recall rights shall be established according to:

                 1) An employee who is laid off with more than the probationary period, but less than one (1) year of continuous service, shall be entitled to recall rights according to his accumulated Plant seniority for six (6) months from the date of layoff.

                 2) An employee with one or more years of continuous service shall be entitled to recall rights according to his accumulated Plant seniority for twelve (12) months from the date of layoff, plus one (1) additional month for each year's service up to an additional six (6) months.

         (b)     Departmental Recall Rights

         An employee shall have recall rights to the Department from which he was displaced as follows:

                 1)       Less than one (1) year of Departmental seniority:
                          - six (6) months recall rights from date of displacement.

                 2)       One (1) or more years of Departmental seniority:
                          - twelve (12) months recall rights plus one (1) month for each year of service up to a maximum of six
                          (6) additional months.

                 However, departmental recall rights shall decrease from the time of displacement and ultimately expire, unless the affected employee is permanently recalled to or promoted to his former position. In such instance the employee affected will be reinstated with his previous accumulated Departmental seniority.

         (c) Employees shall be recalled to the plant on the basis of Departmental or Plant seniority, subject to Article 14.01(a) depending on where the vacancy occurs.

         (d)     Benefits

         All benefit plans shall immediately be reinstated upon the recall of an employee.

         (e) It shall be the duty of all employees to notify the Company promptly of any change in their address or phone number. If an employee fails to do this, the Company will not be responsible for failure to contact the employee.

14.06            Departmental Organization

                 The parties recognize the following two departments for seniority purposes in matters of permanent promotions, demotions, layoffs, recalls and transfers:

                 1)       Production Department
                 2)       Maintenance Department

         The  lines of progression shall be as follows:

PRODUCTION DEPARTMENT                                  MAINTENANCE DEPARTMENT
- - ---------------------                                  ----------------------
Senior Relief operator                                      Tradesperson

   Crystal Operator                                         Storesperson

    Cell Operator                                        Maintenance Helper

    Brine Operator


                            Relief Brine Operator

                                  Labourer





14.07            Promotions

         (a) Permanent promotions in established lines of progression will take place with Departmental seniority governing subject to Article
         14.01(a).   The positions outlined in Article 14.06  that are excluded from lines of progression shall be subject to posting provisions.
         (See Article 14.08)

         (b) It is understood that promotion to the position of Tradesman can only be done through the apprenticeship program as outlined in
         Article 25, or through the promotion of a qualified person.

         (c) In the event that an employee declines to exercise his Departmental seniority to step up to the next position in his Department, whether permanently or temporarily, to which he would otherwise have been entitled by virtue of Departmental seniority, ability and qualifications, he will no longer be able to exercise his Departmental seniority to obtain a job senior to the employee who bypassed him. A refusal to step up to the next position in the line of progression shall be recorded and a copy sent to the Union.

         (d) 4th Class Stationary Engineer's Certificate (Permanent 4th Class Certificate)

                 1) Upon permanent shutdown of the current boiler and temporary low pressure boiler, a permanent certificate is not a requirement for the purpose of promotion in the production department. It is understood and agreed that production department seniority as of the boiler(s) shutdown date prevails, in accordance with Article 14.07(c).

                 2) Present Brine Operators and Relief Brine Operators have the option to obtain their permanent 4th Class certificate as per Article 14.07(d)3 iv. Upon successful completion of a permanent 4th Class certificate the Brine Operator / Relief Brine Operator will receive the steam ticket rate when working as a Brine Operator.

                 3) Should the need arise in the future for a permanent 4th Class certificate because of physical plant changes, the following will apply:

                          i) A permanent 4th Class certificate is required for the permanent positions of Cell Operator & Crystal Operator. The Relief & Temporary Crystal Operators will also require a permanent 4th Class certificate.

                          ii) In order to assist an employee who is promoted to the position of temporary or permanent Cell Operator, he will be supported in his application for a temporary 4th Class certificate.
                          He will be required to obtain a permanent 4th Class certificate within 12 months. This may be extended to 15 months if he has attempted and failed his exam in the first 12 months. This also applies to Relief, Temporary, or Permanent Crystal Operators.

                          iii) If after the 15 months, or after 12 months if no attempt is made to write the exam, he shall be demoted to a position not requiring a permanent 4th Class certificate.

                          iv) In order to assist a production employee to obtain a permanent 4th Class certificate (to study and write the necessary material and exam) he will be allowed paid time off to a maximum of 84 hours. This will also include employees who, prior to 1994, have previously been given the opportunity to write the exam for a permanent 4th Class certificate.

14.08            Postings

                 Permanent vacancies in the following job classifications will be posted and shall be filled on the basis of Plant seniority subject to 14.01(a) and Article 14.07.

                 (1)      Brine Operator
                 (2)      Maintenance Helper
                 (3)      Storesperson
                 (4)      Tradesperson

                 Notice of permanent vacancies within the scope of the agreement will be posted for twelve (12) days, on the bulletin boards. During this time, applications may be made to the Administration Manager.

14.09            Temporary Openings

                 Temporary openings in the Production Department will be divided into two (2) categories, namely:

         Type "A" having a duration in excess of three (3) months, and will be applicable only in cases of extended leave of absence and long term sickness or disability.

         Type "B" having a duration of up to three (3) months to cover vacation relief, short term illness and short term absence.

                          Type "A" openings will be filled in the same manner as that outlined in Article 14.06 for permanent openings. However, in the event that the circumstances which caused the opening, return to normal, then the temporary position will cease to exist. The accrual of Departmental seniority in such cases will be governed by Article 14.01.

                          Type "B" openings may be filled by employees in the lowest classification within the respective Department, out of line of Departmental seniority and subject to Article 14.01(a), to meet the continued and efficient operation of the Plant.

                 The Company, in administering Type "A" openings, will estimate the expected duration of an opening without prejudice, from the information available.

14.10            Transfers

         (a) In the case of permanent transfer from one Department to another, Plant seniority shall govern subject to the provision of
         Article 14.01(a).

14.11            Demotions

         (a) Demotions resulting in bumping in the recognized Departments for whatever reason inclusive of layoffs, shall take place in reverse progression to that outlined in Article 14.06 with accumulated Departmental seniority governing subject to Article 14.01(a). It is understood that Maintenance employees in such instance shall exercise Departmental seniority to displace only those employees in the Maintenance Helper and Storesperson positions.

         (b) An employee who is demoted, within his Department, either voluntarily or for inability to perform the work shall not be entitled to exercise Departmental seniority to move up to a higher job classification. If the cause for the demotion has been corrected the employees' previous Departmental seniority will be reinstated.

14.12            Seniority Lists

                 The company shall, within thirty (30) days of the date on which this Agreement is signed, furnish the Union with two (2) copies of a list showing the Plant and Departmental seniority of each employee then on the payroll and will thereafter revise such list each six (6) months.

14.13 Any employee promoted to a supervisory or staff position which removes him from the Bargaining Unit shall retain and accumulate his Plant and Departmental seniority within the Bargaining Unit for a period of up to twelve (12) months following this promotion. The employee will continue to pay the prescribed union dues while he maintains his seniority within the Bargaining Unit. If during this twelve (12) month period such employee is transferred back to the Bargaining Unit, he shall exercise his accumulated Plant and Departmental seniority in returning his to his former job. Any extension of the above shall be by mutual agreement and limited to two
         (2) month intervals.


                                   Article 15
                              GRIEVANCE PROCEDURE

15.01 A grievance is any difference of opinion or dispute with respect to the interpretation, application or alleged violation of this Agreement. A grievance must be presented in writing and may be taken up in the following manner.

15.02            Step No. One (1)

                 An employee may submit a grievance alone or accompanied by his shop steward, or a member of the Union Standing Committee, to his supervisor who shall render his decision to the employee concerned within the next seven (7) calendar days.

15.03            Step No. Two (2)

                 If a decision of the supervisor is not accepted, or if a decision is not rendered within the given delay, the griever, accompanied by the shop steward, or a member of the Union Standing Committee, may within a period of seven (7) days submit the grievance to the Department Head, who shall render this decision within seven
         (7) calendar days.

15.04            Step No. Three (3)

                 If the decision of the Department Head is not accepted or if a decision is not rendered within the given delay the Union Standing Committee may within seven (7) calendar days submit the grievance to the Plant Manager who shall render his decision within seven (7) calendar days. At this meeting the Union Counsellor and/or an officer of the National Union may be present.

15.05 If the decision of the Plant Manager is not accepted or if the decision is not rendered by the Plant Manager within the given delay, the union may refer the grievance to arbitration.

15.06 Notice of reference to arbitration specifying the matter or matters to be arbitrated shall be given in writing to the other party within thirty (30) days after the rendering of the decision by the Plant Manager or within thirty (30) days after the expiry of the delay provided for in Article 15.04.

15.07 The Company or Union may submit a Policy Grievance which directly affects the interests of the party to the Collective Agreement and shall not be administered as an employee grievance.

                 The Policy Grievance my be submitted within twenty-five (25) working days from the date of occurrence of the incident giving rise to the grievance. The recipient of the grievance shall render a decision in writing within thirty (30) working days of receipt of the grievance.

                 The Policy Grievance shall be submitted at Step No. Three (3) of the Grievance Procedure.

15.08 In the event that either of the parties does not take a grievance to the next higher step within seven days after the rendering of a decision, or within seven days after expiry of the delay in which a decision could have been given, the grievance shall be deemed to have been withdrawn.

15.09 A grievance shall be presented as soon as practicable, but in no event later than seven (7) days after the occurrence causing the grievance. Any grievance not so presented shall be deemed to be abandoned and shall not be entitled to consideration thereafter.

                 This limitation shall be extended to thirty (30) calendar days in instances where the grievor is on vacation, authorized absence or sick leave at the time the alleged violation occurred.

15.10 The parties hereby agree to exclude the operation of sub-section (1) of section 96 or the Labour Code of B.C. (1973) as provided for in sub-section (2) section 96, unless both parties so petition the registrar in writing to appoint an officer to handle a specific grievance.

15.11 When an agreement has been reached between the Company and the Union at any stage of the grievance procedure it shall be put in writing and it shall be final and binding on both parties.

15.12 Nothing in this agreement shall be construed to prevent any employee from presenting any complaints on his own behalf directly to the Company or to prevent the Company from making adjustments in respect of such individual complaints not inconsistent with the terms and provisions of this agreement.

15.13 The time limit between steps may be extended by mutual consent.


                                   Article 16
                                  ARBITRATION

16.01 A grievance which has not been settled after being carried through the steps of the Grievance Procedure may be referred to Arbitration in accordance with the following procedure.

16.02 When notice is given in accordance with Article 15.06 the party giving the notice shall, at the same time, in writing, nominate an arbitrator.

16.03 Within seven (7) days thereafter the other party shall nominate an arbitrator and so advise the other party in writing within the said delay.

16.04 The two nominees shall endeavour to select a third person who shall act as chairman.

16.05 In all matters of procedure not covered by the provisions of this section, including alternating procedures for the selection of a third arbitrator the provisions of the Labour Relations Code of British Columbia (1993) shall apply.

16.06 The Arbitration Board shall have jurisdiction to interpret the provision of this Agreement in so far as shall be necessary to the determination of the grievance, but shall not have jurisdiction or authority to alter in any way, add to, subtract from or modify any of the terms hereof, nor make any decision inconsistent with the provisions of this agreement.

16.07 The decision of the Arbitration Board shall be final and binding upon the parties hereto and the employee or employees concerned.

16.08 Each of the parties shall bear equally the expense of the Chairman of the Arbitration Board.

16.09 The parties hereby request the Arbitration Board to render its decision as expeditiously as possible.

16.10 The award of the Arbitration Board shall not be made retroactive to a date prior to the date on which the grievance was submitted in writing as provided for in the Grievance Procedure.

16.11 The Company and the Union may be mutual agreement, elect a single arbitrator instead of a three-man arbitration board, and the powers of the single arbitrator shall be the same as those of the board of arbitration pursuant to this article.

                                   Article 17
                        DAYS OFF AND SCHEDULE OF SHIFTS

17.01 The employer will normally designate consecutive regular days off for each regular employee.

17.02 When extensive changes to the schedule are necessary the Company will so notify the Union in advance whenever practical, and will welcome discussion with the Union Standing Committee.

17.03 Employees may change their day or days off by mutual agreement with the supervisor of the department concerned provided such change shall not involve additional cost to the company.

17.04 Employees will normally not be scheduled to work six (6) consecutive days in a two week period. The exception being that if the shift schedule is altered significantly as a result of layoff, plant shutdown, etc., this may not always be possible.

         (a) Relief Brine Operators/Labourers (assigned to the Production Department) shifts may be changed at anytime provided the employee is given 24 hour notice prior to shift change. Every effort will be made to give the employee as much notice as possible.

                 This article will be subject to review by the members of the Union Standing Committee and the Company after both a six and a twelve month period after implementation and if there are problems with the application of the article then it is mutually agreed that the notification will revert back to the 48 hours which presently exists.



                                   Article 18
                                   VACATIONS

18.01 It is hereby understood and agreed that in the application of the following provisions governing vacations and vacation pay, no employee shall be treated less favourably than is provided for under the "Annual Holidays Act". (R.S.B.C. 1980) SBC Chap 10 - #36.

18.02 The Vacation year shall be the twelve (12) months commencing on May 1st and ending the following April 30th. However, for the purposes of calculating vacation pay only May 1st shall be interpreted as being the end of the last pay period in April.

18.03 Management will co-operate in arranging vacation time to suit each employee. However, the scheduling of vacation time is to be decided by Management. Management will give consideration to requests for vacation dates on the basis of plant seniority, provided such requests are made before March 1st for the current year. However, it is understood that no employee can exercise seniority rights over less senior employees in the scheduling of more than two (2) weeks vacation during the period June 15th to September 15th.

18.04 Vacations are not cumulative and must be taken annually within the vacation year as defined in 18.02. However, the Company may extend the vacation year due to extenuating circumstances and as mutually agreed at the request of an employee.

18.05 No employee may continue to work and draw vacation pay in lieu of taking his vacation.

18.06 Vacation pay will be paid by direct deposit to an employee's account on a weekly basis as vacation is taken. The company may grant vacation pay in advance due to extenuating circumstances and as mutually agreed at the request of the employee.

18.07 Employees of the Company shall receive their vacation with pay entitlement exclusive of recognized holidays to which they are entitled under Article 7 of this Agreement.

18.08 When services of an employee are terminated for any reason, he shall receive vacation pay for the vacation earned but not taken, computed as 4% of his total earnings for the period during which vacation was earned. An employee who qualifies for vacation under
         18.12 will be paid 6% of his total earnings on termination, those who qualify for vacations under 18.13 will be paid 8% of their total earnings on termination, and those who qualify for vacation under
         18.14 will be paid 10% of their total earnings on termination, those who qualify for vacation under 18.15 will be paid 12% of total earnings on termination, and those who qualify under 18.16 will be paid 14% of total earnings on termination.

18.09 The following shall be considered as time worked (maximum 9 1/3 hours per day and 37 1/3 hours per week) for the purpose of qualifying for a vacation.

         (a) Time lost as a result of an accident as recognized by the Worker's Compensation Board.

         (b) Time, not exceeding one year, lost as a result of a non-occupational accident or illness, provided that the employee has completed the probationary period as outlined in Article 14.02, and that he returns to his employment.

         (c)     Time spent on earned vacations.

         (d) Time spend on holidays as defined in Article 7 of this Agreement.

         (e) Time absent from work because of Jury Duty or as a subpoenaed witness.

         (f)     Time absent from work because of a death in family.

         (g)     Time absent from work on approved leaves of absence.

18.10 Employees employed by the Company on May 1st of any year and who have: (a) Less than twelve (12) months continuous service and do not qualify under 18.11 below will be granted one quarter ( 1/4) of a day's vacation with pay for each full week of work performed in the immediately preceding vacation period. No vacation of less than one
         (1) day, nor more than eight (8) days will be granted under this provision. Fractional entitlements will be rounded off to the nearest full day; eg: an employee with three and one-quarter (3 1/4) days vacation credit will be granted three (3) days vacation; whereas, an employee with three and one-half (3 1/2) or three and three quarters (3 3/4) days vacation credit will be granted four (4) days vacation. Pay for such vacations will be computed at four per cent (4%) of the employee's actual earnings during the vacation period in which the vacation was earned.

18.11 Employees on the payroll of the Company on May 1st who have 1400 hours continuous service have qualified for a first vacation and shall be granted two (2) weeks vacation with pay. Pay for such two-week vacation shall be four per cent (4%) of the employee's actual earnings during the vacation period in which the vacation was earned, OR two weeks base pay computed on the basis of the employee's regular job rate at the time he goes on vacation, whichever is greater.

18.12 Employees on the payroll of the Company on May 1st who qualify for a second vacation shall be granted three (3) weeks vacation with pay. Pay for such three-week vacation shall be six per cent (6%) of the employee's actual earnings during the immediately preceding vacation period, OR three weeks base pay computed on the basis of the employee's regular job rate at the time he goes on vacation, whichever is greater.

18.13 Employees on the payroll of the Company on May 1st who qualify for a 7th vacation shall be granted four (4) weeks vacation with pay. Pay for such four-week vacation shall be eight per cent (8%) of the employee's actual earnings during the immediately preceding vacation period, OR four weeks base pay computed on the basis of the employee's regular job rate at the time he goes on vacation, whichever is greater.

18.14 Employees on the payroll of the Company on May 1st who qualify for a 17th vacation shall be granted five (5) weeks vacation with pay. Pay for such five-week vacation shall be ten per cent (10%) of the employee's actual earnings during the immediately preceding vacation period, OR five weeks base pay computed on the basis of the employee's regular job rate at the time he goes on vacation, whichever is greater.

18.15 Employees on the payroll of the Company on May 1st who qualify for a 24th vacation shall be granted six (6) weeks vacation with pay. Pay for such six week vacation shall be twelve per cent (12%) of the employee's actual earnings during the immediately preceding vacation period, OR six weeks base pay computed on the basis of the employee's regular job rate at the time he goes on vacation, whichever is greater.

18.16 Employees on the payroll of the Company on May 1st who qualify for a 30th vacation shall be granted seven (7) weeks vacation with pay. Pay for such seven week vacation shall be fourteen per cent (14%) of the employee's actual earnings during the immediately preceding vacation period, OR seven weeks base pay computed on the basis of the employee's regular job rate at the time he goes on vacation, whichever is greater.

18.17 For the purpose of calculating vacation pay, actual earnings shall not include profit sharing earnings.

18.18 After completing the necessary period of continuous service with the Company, an employee shall, in addition to the regular vacation to which he is entitled, become eligible to receive a Supplementary Vacation with pay as set forth below:

Year of Completed Continuous Service                        Supplementary Vacation
- - ------------------------------------                        ----------------------
         After  5 years                                             1 week
         After 10 years                                             2 weeks
         After 15 years                                             2 weeks
         After 20 years                                             2 weeks
         After 25 years                                             2 weeks
         After 30 years                                             1 week

         (a) The Supplementary Vacation must be taken within five (5) years of the employee's becoming eligible or before his becoming eligible for his next earning period of Supplementary Vacation as above, whichever comes first.

         (b) For the purpose of determining eligibility for Supplementary Vacation, an employee's service shall be calculated from the date of his joining the Company.

         (c) The Supplementary Vacation may be taken in conjunction with the regular vacation to which the employee is entitled, subject to Article 18.03.

         (d) One week's Supplementary Vacation pay shall be equal to 37 1/3 hours at the straight time hourly rate of the employee's regular job.

         (e) At retirement or termination from the Company an employee who has qualified for Supplementary Vacation shall be entitled to that portion of Supplementary Vacation Pay proportionate to the number of years of service completed subsequent to his last five-year entitlement period.


                                   Article 19
                              TEMPORARY EMPLOYEES

19.01 A temporary employee shall be an employee who is hired to fill a temporary labour need, be it skilled or unskilled.

19.02 He shall be considered a temporary employee for up to one year.

19.03 The company will notify the Union when a temporary employee is being hired.

19.04 All articles, with the exception of Article 14, will apply to temporary employees.


                                   Article 20
                       JOB CLASSIFICATIONS AND JOB RATES

20.01 Job classification during the term of this Agreement shall be in accordance with Appendix "A" appended hereto.

20.02 Job rates as detailed in Appendix "A" will be made effective December 1, 1994 and will remain in effect until November 30, 1997.



                                   Article 21
                             WAGE RATE ADJUSTMENTS

21.01 Job rate shall be defined as the wage rate for any job classification as listed in Appendix "A", "Job Classifications and Job Rates" and excludes all premium pay, bonuses, shift differentials and allowances of any type or kind.

21.02 Should the Company introduce a change(s) that will affect job content during the term of the Agreement, the following procedure shall apply:

         (a) The Company shall notify the Union as far in advance of the change(s) as is practicable.

         (b) The Company shall describe the change(s) and provide an estimate of the effect on Union members' jobs.

         (c) After an appropriate period from commissioning the change(s), up to SIXTY (60) DAYS, a new rate will be settled by discussion between the Company and Union Standing Committee.

         (d) The Company agrees that failure to resolve any differences there may be after discussions, may result in the Union filing a grievance, as herein provided, alleging that the new rate is incompatible with relevant internal and external comparisons.

                 The company agrees that any change in the new rate that may result from grievance procedure, discussions, or from an arbitration decision will be made retroactive to the date on which the new rate was first applied or the date on which the job changed, whichever first occurs.

21.03 If an employee is temporarily transferred to a job paying a higher rate he shall be paid the higher rate.

21.04 It is understood that when an employee is being trained for a higher paying job he shall receive this regular job rate.

                                   Article 22
                           OVERTIME AND PREMIUM TIME

22.01            Overtime

                 Overtime shall be either all authorized time worked in excess of nine and one third (9-1/3) hours in a twenty-four (24) consecutive hour period, starting when an employee reports for work; or, all hours worked in excess of thirty seven and one third (37-1/3) hours in any one week except in the case of those employees assigned to the 12-hour shifts when overtime shall be all hours worked in excess of 12 hours in a 24 consecutive hour period, starting when an employee reports for work, or all hours worked in excess of 36 or 48 hours per week depending on whether such 36 or 48 hours per week fall into the regular schedule of 3 days on and 3 days off.

                 (a) In the event an employee is required to work overtime hours that run continuously from the end of this previous shift and extend past midnight when such employee is scheduled to report for work at 0700 hours (or 0630 HRS) following, then the employee will not actually be required to report for work until eight hours after completing the overtime and any straight time earnings lost as a result will be paid the employee affected.

                 (b) In the event an employee is called in to work overtime hours that occur in, or extend into, the period between 2330 Hrs. and 0700 Hrs. (or 0630 Hrs) when such employee is scheduled to report for work at 0700 Hrs. (or 0630 Hrs), when the time worked in this period is one or more hours the employee will not be required to report for work for a period past 0700 Hrs. (or 0630 Hrs) equivalent to the hours worked during the 2330 Hrs. to 0700 Hrs. (or 0630 Hrs) period, straight time earnings lost as a result will be paid the employee affected.

22.02 In those weeks when a day worker works a scheduled 37 1/3 hour week, hours in excess of 37 1/3 hours shall be paid at overtime rates.

22.03            All authorized overtime shall be paid at double time.

22.04 For the purpose of avoiding pyramiding of overtime, hours compensated for at overtime or premium time rates shall not be counted further for any purpose in determining overtime liability under the same or any other provision.

22.05 Shift Premiums shall not be included when computing pay for overtime. Sunday Premiums shall not be included when computing pay for overtime.

22.06 Time exchanged between employees, hours worked as a result of shift change, shall be paid for at the regular straight time hourly rate of the employee scheduled to work at that time plus shift differential applicable to the time worked. Such changes must have the approval of the supervisor concerned.

22.07 Where an employee's shift schedule is changed with less than 48 hours notice then the employee will be paid overtime for the first shift worked (except as noted in 17.04(a)).

22.08            Sunday Premium
                 A premium per hour shall be paid to all workers for work performed on Sunday which shall be known as "Sunday Premium".

                          Effective                         Premium
                          ----------                        -------
                 December 1st, 1994                         $ 1.59
                 December 1st, 1995                         $ 1.63
                 December 1st, 1996                         $ 1.68

22.09            Shift Differentials

                 (a) A differential of One Dollar and Forty Four cents ($1.44) per hour for all hours worked on scheduled evening night shifts between the hours of 1830 and 0630.

                 (b) The shift premium increases from $1.44/hr. to $1.48/hr. in the second year (December 1, 1995). Shift premium increases from $1.48/hr. to $1.52/hr. in the third year (December 1, 1996).

                 (c) An employee working on a regularly scheduled night shift shall continue to receive the shift differential for overtime worked beyond 0630 hrs.

22.10 In the event that an employee is called in and reports to work at least one full shift before his regular starting time he shall continue to receive overtime rates if he is asked to continue on into this regular shift.

22.11 A hot meal, value of $12.50 shall be provided for any employee called in to work four (4) hours or more on a scheduled day off or if less than 24 hours notice is given, or for two (2) hours or more if these overtime hours are continuous with his regular scheduled hours, and every four hours thereafter.

                 In the latter case, depending on the urgency of the work involved, the meal may be taken prior to or during the overtime period provided the actual time worked is two (2) hours or more.

                 When a maintenance employee is called in to work, he will receive the hot meal allowance after four (4) hours of work and every
         (4) hour hours thereafter, until the completion of the work.

                 Meal vouchers will be included on the pay cheque and be a taxable benefit.

                                   Article 23
                                 JURY DUTY PAY

23.01 The Company will pay an employee called for Jury Duty or as a subpoenaed witness, the difference between the jury duty or witness pay and his straight time pay, provided he works his regular shift when not performing such jury or witness service. The employee will be required to furnish proof of performing such service and such duty pay received.


                                   Article 24
                               BEREAVEMENT LEAVE

24.01 In the event of a death of a member of an employee's immediate family, the employee will be allowed a reasonable time off. The Company will pay such employee his straight time pay for any of his scheduled working days lost immediately following the death, up to a maximum of three (3) days to attend the funeral. If the employee is unable to attend such funeral, he will be allowed one (1) day off for personal reasons for which he will be reimbursed, at this straight time rate for any wages lost during such absence.

          "Immediate Family" means Father, Mother, Child, Spouse, Brother, Sister, Father-In-Law, Mother-In-Law, Step-Father, Step-Mother, Step-Children, Grand Parents and Grand Children, Son-In-Law and Daughter-In-Law.


                                   Article 25
                       MAINTENANCE DEPARTMENT APPRENTICES

25.01 Appendix "B" attached hereto and entitled "Maintenance Apprenticeship" shall be part of this agreement.


                                   Article 26
                          SUSPENSION AND/OR DISCHARGE

26.01 When in the opinion of the Company disciplinary action involving suspension or discharge become necessary the Union shall be notified of that intent and the reasons therefore, prior to the action, if such prior notification is practicable. Further the Company welcomes pertinent discussion with the Union about the suspension or the discharge prior to that action when practicable.

26.02 In the event that an employee has been discharged and it is alleged that he has been unjustly dealt with the grievance procedure may be used. The grievance must be submitted to the Company in writing within seven (7) days of the discharge and in such cases steps one and two of the grievance procedure shall be omitted.

                                   Article 27
                                LEAVE OF ABSENCE

27.01 The Company will consider granting a leave of absence to employees for personal reasons consistent with the continued and efficient operation of the plant, and provided there is a minimum of disruption to fellow employees.

27.02            The length of such leave of absence in any one year shall be:

         (a) Those employees with more than one year's service but less than five year's service - up to one week.
         (b) Those employee with more than five year's service - up to one month.

                 However under extenuating circumstances, the Plant Manager may alter the above conditions at his sole discretion.

27.03            Such leave of absence shall be without remuneration.

27.04            A leave of absence must be applied for in writing.

27.05 It will be the responsibility of the employee to arrange with the Company for the payment, suspension, or other disposition, of the Company sponsored welfare plans at the time of applying for such leave of absence.

27.06 No employee will be granted a leave of absence to accept other employment. It is understood, however, that other employment does not include duties as elected union officers, elected political representative, (ie: M.L.A., M.P., Councillor, Mayor, etc), or other such assignments, for which remuneration may be paid.

27.07 The following specific exceptions will be made to the above were a leave of absence is granted by the Company to an employee in order that he may accept an elected Union or political office (as in 27.06 above).

         (a) It is agreed that an employee who is elected or appointed to Union office shall be granted sufficient leave in order to perform the duties of the position. The length of such leave of absence may be up to one year or for the elected term.

         (b)     The employee will continue to accumulate seniority.

27.08            Parental leave as outlined in the Employment Standards Act.

                                   Article 28
                                   COMMITTEES

28.01 The Company shall appoint a Company Standing Committee of three (3) individuals which shall represent the Company.

28.02 The Union shall select from its membership of employees at Sterling Pulp Chemical's North Vancouver plant a Union Standing Committee of three (3) which shall represent the Union for the purpose stated in this Agreement.

28.03    (a)     The Company and Union Standing Committee shall meet quarterly to discuss items of mutual interest. The agenda for each meeting shall consist of the following items.

                 i)       Safety
                 ii) Changes to the plant that will affect Union members. Where the change(s) is significant. Workers for the affected areas will be included to provide their input in subsequent discussions.
                 iii)     Other items.

         (b) Minutes of these meetings shall be distributed for signatures within one (1) week after the meeting.

                                   Article 29
                                    TRAINING

29.01 The Company recognizes its responsibility to ensure that its employees are adequately trained to perform their jobs in a satisfactory manner. The Company will institute a training programme for all Production employees under the direction of the Production Manager or his appointee so that the opportunity will be given to each employee to perform his job satisfactorily and to satisfactorily perform the duties of the next higher job classification. The Union recognizes that it is to the mutual benefit of both parties to have an adequately trained workforce.


                                   Article 30
                    TECHNOLOGICAL CHANGE AND TERMINATION PAY

30.01 The Company will endeavour to give as much prior notice of technological change however, not less than 90 days before the date on which the technological change is to be effected.

                 The notice of technological change shall be in writing and shall state:

                 (a)      Nature of the technological change.
                 (b)      Date of which technological change will be effected.
                 (c) Approximate number and type of employees likely to be affected by the technological change.

                 If the Company and Union are unable to resolve their differences regarding technological change, final and conclusive settlement, without work stoppage, shall be by arbitration or another method agreed to by the parties.

30.02 The Company agrees to pay termination pay to employees permanently laid off because of plant closure, automation, technological change, modernization or for economic reasons at the rate of pay of two (2) weeks pay per year of service. In the event of plant closure the Company agrees to negotiate with the Union the termination payout. The Company also agrees to cooperate with the Government to minimize the impact of plant closure.

                 The terms of payout shall be defined as:

                 (a) Initial payment conforming to provisions of the Employment Standards Act.
                 (b)      Remainder, if applicable, on expiry of recall rights.

                 (c) A laid off employee may request in writing payment of his termination pay after three (3) months on layoff providing the employee agrees in writing to waive his remaining recall rights.

30.03 When an employee is terminated as a direct result of plant closure, automation, and/or technological change, Management will assist the Union in communicating with Canada Manpower to advise them of the suitability of the employee for re-training and re-location in another job, and request that they use their facilities for this purpose.

                 In the event of plant closure, the company will endeavor to give as much prior notice as possible, however, not less than 90 days.

30.04 The Company agrees to retrain those employees whose jobs cease to exist due to Modernization or Expansion, for other jobs within the plant.

                 This excludes employees who are laid off or terminated and does not obligate the Company under the Maintenance Apprenticeship program.


                                   Article 31
                           CONTINUOUS 12-HOUR SHIFTS

         The parties hereto agree to the following terms and conditions relating to the continuous rotating shift schedule, as hereafter defined.

31.01 The work schedule considered herein will be applicable to The Job Classifications, currently on the existing continuous rotating shift schedule, in the Production Department.

31.02            The shift schedule is as per Appendix D.

31.03 Upon converting to a revised schedule and during the first week under it, no premiums will be paid to an employee for the sole reason of transferring from one standard work week to another standard work week.

31.04            Each employee's pay will be calculated on a weekly basis.
         However, if an employee wishes, the Company will hold back a fixed amount each week the employee works in excess of 36 hours, to be paid to the employee at the time he gets his "9 days off". It is clearly understood that this holdback of pay will not be flexible, and will only be paid to the employee when he takes his scheduled 9 days off.

31.05 Vacations will be allotted on a weekly basis and will be paid on a 37 1/3 hr. basis.

                                   Article 32
                               HEALTH AND WELFARE

32.01 Benefits of hourly-paid employees during the term of this Agreement shall be in accordance with appendix "C" appended hereto. For full details refer to the current Sterling Pulp Chemicals Plan Texts and Associated policies. For ease of reference, see the current Employees Benefits Program booklet.

32.02 U.I.C. Premium reduction will be applied to funding the benefits package.

32.03 For the purposes of Weekly Indemnity claims the waiting period will be "0" days for both illness and accidents and subsequently the claim will be paid on the first calendar day.

                 This article will be subject to review by the members of the Union Standing Committee and Company after both a six and a twelve month period after implementation and if the general sickness or absence from work has increased then it is mutually agreed that the one day waiting period (as it presently exists) will be re instated.


                                   Article 33
                                  PENSION PLAN

33.01            a)       There shall be a Pension Plan for all employees with
                 contributions made by the Company, to provide for the needs of the employees upon retirement.

                 b) Pension benefits are increased from $38.50/month/year to $40.00/month/year December 1, 1995 and benefit increases to $41.00/month/year December 1, 1996.

                 c) Spousal Pension - Effective December 1st, 1994 the spousal benefit is 60% for all years of service.


                            LETTER OF UNDERSTANDING

Credited service for future retirees is calculated from day one, provided the employee has satisfied the probation period (40 working days). All other terms as per Plan Text.

                           EARLY RETIREMENT PROVISION

I                Effective September 8, 1992, retirement at 60 years of age with 20 years of service with no reduction.

                 Effective December 1st, 1994 the following reduction from age 60 to 55 with 20 years service apply (.41667%/month reduction to age
         55)

                          Age                        Years of Service                Reduction
                          ---                        ----------------                ---------
                          65                                20                           0 %
                          64                                20                           0 %
                          63                                20                           0 %
                          62                                20                           0 %
                          61                                20                           0 %
                          60                                20                           0 %
                          59                                20                           5 %
                          58                                20                           10%
                          57                                20                           15%
                          56                                20                           20%
                          55                                20                           25%


II               Age 55-64 minimum of 10 years service -  1/4 of 1% per month for each month of early retirement -/from 60 to 64 plus 1/2 of 1% per month prior to age of 60 (55-60)

                                  Current age of 60 (55 to 60) Schedule
                                           65               0%
                                           64               3%
                                           63               6%
                                           62               9%
                                           61               12%
                                           60               15%
                                           59               21%
                                           58               27%
                                           57               33%
                                           56               39%
                                           55               45%

III              Age 55 to 64 - less than 10 years service -  1/2 of 1% per month for each month of early retirement prior to age 65.

                                                 Schedule
                                           65               0%
                                           64               6%
                                           63               12%
                                           62               18%
                                           61               24%
                                           60               30%
                                           59               36%
                                           58               42%
                                           57               48%
                                           56               54%
                                           55               60%

                 Bridging:

                 a) Effective December 1, 1988 a bridging formula of $15.00 per month per year service will be available to those retiring between age 63 and 65. A minimum of 10 years service is required for bridging.

                 b) Bridging will be provided for John Hunt for 5 years of service at age 63 (effective February 1995). This will be done outside of the existing Pension Plan and is on a one time only basis.


                                   Article 34
                              BANKING OF OVERTIME

         This article will be reviewed in six (6) months and again in twelve
         (12) months to correct any administrative problems.

34.01 It is understood and agreed that the voluntary banking of overtime hours will involve no extra time or cost to the company, nor will it affect the smooth and efficient operation of the plant.

34.02 Time off in lieu of overtime will receive low priority and requires mutual agreement between supervisor and employee.

34.03            Overtime pay and/or hours may be banked.

34.04 Overtime hours may be banked to a maximum of thirty-six (36) hours at any one time.

34.05 Overtime pay may be banked with no maximum. Pay may be drawn out on any regular pay period. Balances in excess of 36 hours not withdrawn by September 30th of each year will be paid out in the following pay period.

34.06            Overtime pay may be taken when earned and hours banked.

                  APPENDIX "A" - JOB CLASSIFICATIONS AND RATES

CLASSIFICATION                            DEC.1/93         DEC.1/94         DEC.1/95         DEC.1/96
- - --------------                            --------         --------         --------         --------
Tradesperson                              24.66            25.28            25.91            26.69
Storesperson                              21.26            21.79            22.33            23.00
Maintenance Helper                        19.96            20.46            20.97            21.60
Senior Relief Operator                    24.66            25.28            25.91            26.69
Crystal Operator                          24.66            25.28            25.91            26.69
Cell Operator                             24.56            25.17            25.80            26.57
Brine Operator (4TH Class Steam Ticket)   22.71            23.28            23.86            24.58
Brine Operator                            22.28            22.84            23.41            24.11
Relief Brine Operator                     19.96            20.46            20.97            21.60
Labourer                                  18.89            19.36            19.84            20.44


Wage increases:          December 1/94             2 1/2 % OF  Hourly Rate
                         December 1/95             2 1/2 % OF  Hourly Rate
                         December 1/96             3 % of Hourly Rate


                           MULTI SKILLS / DUAL TRADES

1. Multi Skills is defined as a plant recognized provincial TQ Ticket (as defined below) plus in house training for instrumentation, Level "C" Provincial Welding certificate or a BCIT Pipefitting Certificate Program (or equivalent).

2. Dual Trades is defined as two plant recognized TQ qualifications (as defined below), a single plant recognized TQ ticket plus a Level "B" welding certificate or successful completion of a SAIT (or equivalent) correspondence course for instrumentation.

3. Based on the needs of the plant, multi skills training will be provided to personnel meeting the necessary qualifications.

4. Minimum qualifications is a provincial TQ ticket in at least one of the required trades:
                          Electrician
                          Instrument Mechanic
                          Millwright
                          Pipefitter
                          Welder

5.               Employee must be presently active in one of the above trades.

6. A selection board similar to Appendix "B" with a plant committee member representing the bargaining unit will determine who will receive the multi skills training.

7. Such training does not preclude the possibility of hiring from outside the present bargaining unit for a dual trades person if such a tradesperson were required or needed at the plant.

8. A $0.50/hr premium will be paid after successful completion of the training for the multi skilled position.

9. An additional $0.50/hr premium will be paid for the dual trades position as defined in Section 2.

                            LETTER OF UNDERSTANDING

                 Based on the needs of the plant, the intent is to provide multi skills training to at least two tradespersons during the duration of this contract.




                                        /s/ DEAN R. KIBSEY




                                        /s/ ROGER K. THOMEY



                                                              October 21st, 1994

                                  APPENDIX "B"
                           MAINTENANCE APPRENTICESHIP

1.       PURPOSE

                 To train Tradespersons of the highest calibre consistent with plant requirements.

2.       SCOPE

                 The program will embrace the Electrical, Instrument Mechanic, Millwright, Pipefitter and Welder trades and will be run in conjunction with the B.C. Department of Labour Apprenticeship Training
         Branch.  Other trades may be added in the future as required.   It is
         intended that there will be no more than one apprentice in each trade at any one time.


*3.      STERLING PULP CHEMICALS APPRENTICESHIP BOARD
         (Otherwise known as "The Board")

                 The Board will be established consisting of the Plant Manager, (Chairman), the Maintenance Manager, a member of the personnel function, and a Tradesperson employee of the designated trade involved to made the final selection of apprentices. Said Board will also review the progress of the apprentice from time to time and will be empowered to take appropriate action. The tradesperson employee member of the board will be appointed by the Plant Manager after due consultation with the Union.

4.       SELECTION OF CANDIDATES

                 Candidates will be selected from interested employees, recent high school/technical school graduates, and graduates from accredited pre-apprenticeship training course. Psychological, I.Q. aptitude tests and other such aids may be used in assessing prospective candidates. Apprentices will be selected on the basis of ability, personality, and attitude.

5.       JOB SECURITY

                 Apprenticeship training under this program does not constitute guaranteed employment to a graduate. He retains and accumulates seniority while employed as an apprentice, as spelled out in the Union Contract, and as such is treated as any other employee on graduation.

                 Over and above any provisions in the B.C. Department of Labour Apprenticeship program for the termination of unsuitable candidates, and apprentice will be on probation for the first year and the Company retains the right to terminate the apprentice if, in the opinion of the "Board", the candidate is in any way unsuitable.

6.       PAY SCHEDULE

                 The pay schedule for apprentices will be as follows:

         1st 6 months     -       Labourer  rate
         2nd 6 months     -       Mech. "A" Rate less 7/8 spread
                                  (Labourer  rate to Tradesperson rate)
         3rd 6 months     -       Tradesperson  Rate less 6/8 spread
         4th 6 months     -       Tradesperson  Rate less 5/8 spread
         5th 6 months     -       Tradesperson  Rate less 4/8 spread
         6th 6 months     -       Tradesperson  Rate less 3/8 spread
         7th 6 months     -       Tradesperson  Rate less 2/8 spread
         8th 6 months     -       Tradesperson  Rate less 1/8 spread
         On graduation    -       Tradesperson  Rate

                 While an apprentice is in school the Company will make up his pay to his regular weekly pay less all government sponsored allowances available. Additional travelling and living expenses will not be paid.

                 For the purpose of calculating the regular weekly pay for classroom training, the average weekly hours will be used, ie: 37 1/3 hours.

7.       PROGRAM

                 On the job training will be done under the direction of the Maintenance Manager through skilled Tradesperson. The apprentice will be expected to perform useful tasks relating to maintenance in general and to a large degree his selected trade in particulate. In no circumstances is an apprentice to be considered a helper.

8.       TOOLS

                 Apprentices will be expected to provide their own hand tools within a reasonable period of time.

9. Apprentices will be considered as part of the bargaining unit and will become Union members as provided for in the Sterling Pulp Chemicals Union Contract. They shall be subject to the rights, privileges and responsibilities of full Union membership except as herein specified.

                                  APPENDIX "C"
                       BENEFITS OF HOURLY-PAID EMPLOYEES
                             NORTH VANCOUVER PLANT



                           WEEKLY                  LONG TERM
                          INDEMNITY               DISABILITY                   LIFE                A D & D
                          ---------               ----------                   ----                -------
ELIGIBILITY               3 MONTHS                 3 MONTHS                  3 MONTHS              3 MONTHS

BENEFITS                     75%                      60%                    $85,000               $ 85,000
                         HOURS LOST           BASIC MONTHLY WAGE
                                             DEC. 1/94 MAX. $2250
                                              DEC 1/95 MAX. $2500

DEDUCTIBLE                    -                        -                        -                     -

ELIMINATION              0-DAYS ACC.               26 WEEKS                     -                     -
PERIOD                    0 DAY ILL

DURATION PERIOD           26 WEEKS              10 YEARS/OR TO                  -                     -
                                                    AGE 65

AMOUNT OF                     -                        -                  50% OF BENEFIT              -
RETIREMENT                                                                 $85000 DECR.
                                                                          5%/YR MIN 25%

RETIREMENT                    -                        -                        -                     -

CARRIER                      SPC                    SUNLIFE                  SUN LIFE              SUN LIFE

SPC PAYS                     90%                      90%                      96%                   96%

EMPLOYEE PAYS                10%                      10%                 FIRST $1000 OF        FIRST $1000 OF
                                                                             COVERAGE              COVERAGE

TERMINATION              DATE ACTIVE          AS W.I. OTHER THAN          DEATH OR DATE         DEATH OR DATE
                         EMPLOYMENT             SICK, INJURY OR             EMPLOYMENT            EMPLOYMENT
                           CEASES                VACATION PAY               TERMINATES            TERMINATES

VESTING                       -                        -                        -                     -


                                                  EXTENDED
                          MEDICAL                  HEALTH
                        SERVICE PLAN              BENEFITS                   DENTAL                       PENSION
                        ------------              --------                   ------                       -------
ELIGIBILITY               1 MONTH                 1 MONTH                   3 MONTHS                     PROBATION
                                                                                                  PERIOD/40 DAYS THEN DAY
                                                                                                            ONE.

BENEFITS                ALL MEDICAL,        80% OF 1ST $1000/YR         100% DIAGNOSTIC              DECEMBER 1, 1993
                        SURGICAL AND            100% ABOVE           PREVENTIVE/RESTORATIVE          $38.50/MONTH/YEAR
                        OBSTETRICAL               $1000/YR               75% PROSTHETICS             DECEMBER 1, 1995
                                             MAX $100,000/ YR.         50% CROWNS, BRIDGES            $40/MONTH/YEAR
                                              RENEWABLE EACH            50% ORTHODONTICS             DECEMBER 1, 1996
                                                    YEAR                   - $2,500.00                $41/MONTH/YEAR
                                                                         LIFETIME LIMIT                 60% SPOUSAL

DEDUCTIBLE                   -                 $25/PERSON OR          AMOUNTS IN EXCESS OF                   -
                                              FAMILY PER YEAR            B.C. FEE GUIDE

ELIMINATION                  -                       -                          -                            -
PERIOD

DURATION PERIOD              -                       -                          -                            -

AMOUNT OF                    -                       -                          -                  BENEFIT IN EFFECT AT
RETIREMENT                                                                                         RETIREMENT X YEARS OF
                                                                                                          SERVICE

RETIREMENT                   -                       -                          -                   AGE 65; 60/20 YEARS
CARRIER                    M.S.P.                  M.S.A.                  BLUE CROSS                 STANDARD LIFE /
                                                                                                      MONTREAL TRUST

SPC PAYS                    100%                    100%                       90%                           -

EMPLOYEE PAYS                -                       -                         10%                           -

TERMINATION          LAST DAY OF MONTH       LAST DAY OF MONTH        LAST DAY OF THE MONTH       DEATH OR TERMINATION OF
                      WHICH EMPLOYMENT        WHICH EMPLOYMENT          WHICH EMPLOYMENT                EMPLOYMENT
                         TERMINATES              TERMINATES                TERMINATES

VESTING                      -                       -                          -                AFTER  2 YEARS SERVICE
                                                                                                         IN PLAN

                                LETTER OF INTENT

         In cases where a sickness is in excess of two weeks and a doctor's certificate has been presented to the Company, the Company will pay the employee his lost time wages for the first day of disability up to a maximum of 12 or 9 hours straight time wage, only if it was a scheduled work day.



                                LETTER OF INTENT

         Agreed to eliminate for the term of the agreement requirement for physician's statement for absences due to non-occupational sickness or accident up to one week. Physician's statement may be required at the discretion of the supervisor.



                            LETTER OF UNDERSTANDING

                           Supplementary Benefit Fund

         The company (Sterling Pulp Chemicals) agrees to allocate the following amounts of money to a trust fund to be set up by PPWC #5 for use as a supplementary benefit fund for current and past members of the local.

         Effective September 8, 1992 the company will contribute *$0.35/hour (contribution increased from $0.30/hr. to $0.35/hr. in year 1), to the fund.

         Utilization/application of this supplementary benefit shall be at the discretion of members of the local. The company will be kept informed as to application of the fund.

         This fund will not prejudice the Company reviewing the ad hoc increases to retirees.

         An additional $0.016/hr. will be added to the fund effective September 8, 1992 to allocate the surplus funding from supplemental vacation. This brings the contribution to *$0.366/hr.

         *       Based on 37 1/3 Hrs/week. (For all employees.)


                            LETTER OF UNDERSTANDING

                             Pension Benefit Costs

$1.00 increase in benefit rate costs $.12/hr. based on the new Solvency Deficiency funding scheduled for January 1, 1993.

If there is a means of avoiding the reduced amortization period (increased cost) then the company agrees to put the surplus funds into other benefits upon discussion with the union.

UNION HAS PROPOSED THE FOLLOWING:

The Company and the Union will agree in principle to discuss the L.T.D. funding mechanism with the objective of arriving at a mutually acceptable proposal which is acceptable to revenue Canada and which is a no-cost (no additional cost) item for both parties.

Appendix "D"
Production Schedule

Sterling Pulp Chemicals, Ltd.
North Vancouver


            Mon      Tue      Wed      Thu      Fri      Sat      Sun
          8/29/94  8/30/94  8/31/94  9/1/94   9/2/94   9/3/94   9/4/94
Crystal     A        A        A        D        D        D        B
Operator    B        B        B        C        C        C        A
Cell        H        H        H        E        E        E        E
Operator    F        F        F        G        G        G        H
Brine       K        K        K        L        L        L        J
Operator    J        J        J        I        I        I        K
Spare                                                             VD
Sen. Op.                               DK       DK       DK


            Mon      Tue      Wed      Thu      Fri      Sat      Sun
          9/5/94   9/6/94   9/7/94   9/8/94   9/9/94   9/10/94  9/11/94
Crystal     B        B        C        C        C        VD       VD
Operator    A        A        D        D        D        B        B
Cell        F        F        G        G        G        H        H
Operator    H        H        E        E        E        F        F
Brine       J        J        I        I        I        K        K
Operator    K        K        L        L        L        J        J
Spare       VD       VD
Sen. Op.                                                 DK       DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         9/12/94  9/13/94  9/14/94  9/15/94  9/16/94  9/17/94  9/18/94
Crystal    VD       D        D        D        DK       DK       DK
Operator   B        C        C        C        A        A        A
Cell       H        E        E        E        F        F        F
Operator   F        G        G        G        H        H        H
Brine      K        L        L        L        VD       VD       VD
Operator   J        I        I        I        K        K        K
Spare
Sen. Op.   DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         9/19/94  9/20/94  9/21/94  9/22/94  9/23/94  9/24/94  9/25/94
Crystal    C        C        C        A        A        A        D
Operator   D        D        D        B        B        B        C
Cell       D        D        D        VD       VD       VD       E
Operator   E        E        E        F        F        F        G
Brine      I        I        I        DK       DK       DK       L
Operator   L        L        L        J        J        J        I
Spare
Sen. Op.

           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         9/26/94  9/27/94  9/28/94  9/29/94  9/30/94  10/1/94  10/2/94
Crystal    D        D        B        B        B        C        C
Operator   C        C        A        A        A        D        D
Cell       E        E        DK       DK       DK       GD       G
Operator   G        G        H        H        H        E        E
Brine      L        L        J        J        J        I        I
Operator   I        I        K        K        K        L        L
Spare                        VD       VD       VD
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         10/3/94  10/4/94  10/5/94  10/6/94  10/7/94  10/8/94  10/9/94
Crystal    C        A        A        A        VD       VD       VD
Operator   D        B        B        B        C        C        C
Cell       G        H        H        H        E        E        E
Operator   E        F        F        F        G        G        G
Brine      I        K        K        K        L        L        L
Operator   L        J        J        J        I        I        I
Spare
Sen. Op.                                       DK       DK       DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         10/10/94 10/11/94 10/12/94 10/13/94 10/14/94 10/15/94 10/16/94
Crystal    B        B        B        VD       VD       VD       A
Operator   A        A        A        D        D        D        B
Cell       F        F        F        G        G        G        H
Operator   H        H        H        E        E        E        F
Brine      J        J        J        DK       DK       DK       K
Operator   K        K        K        L        L        L        J
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         10/17/94 10/18/94 10/19/94 10/20/94 10/21/94 10/22/94 10/23/94
Crystal    A        A        D        D        D        B        B
Operator   B        B        C        C        C        A        A
Cell       H        H        DK       DK       DK       F        F
Operator   F        F        G        G        G        H        H
Brine      K        K        VD       VD       VD       J        J
Operator   J        J        I        I        I        K        K
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         10/24/94 10/25/94 10/26/94 10/27/94 10/28/94 10/29/94 10/30/94
Crystal    B        C        C        C        DK       DK       DK
Operator   A        D        D        D        B        B        B
Cell       F        VD       VD       VD       H        H        H

Operator   H        E        E        E        F        F        F
Brine      J        I        I        I        K        K        K
Operator   K        L        L        L        J        J        J
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         10/31/94 11/1/94  11/2/94  11/3/94  11/4/94  11/5/94  11/6/94
Crystal    D        D        D        DK       DK       DK       C
Operator   C        C        C        A        A        A        D
Cell       E        E        E        F        F        F        G
Operator   G        G        G        H        H        H        E
Brine      L        L        L        VD       VD       VD       I
Operator   I        I        I        K        K        K        L
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         11/7/94  11/8/94  11/9/94  11/10/94 11/11/94 11/12/94 11/13/94
Crystal    C        C        A        A        A        D        D
Operator   D        D        B        B        B        C        C
Cell       G        G        VD       VD       VD       E        E
Operator   E        E        F        F        F        G        G
Brine      I        I        DK       DK       DK       L        L
Operator   L        L        J        J        J        I        I
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         11/14/94 11/15/94 11/16/94 11/17/94 11/18/94 11/19/94 11/20/94
Crystal    D        B        B        B        C        C        C
Operator   C        A        A        A        D        D        D
Cell       E        DK       DK       DK       G        G        G
Operator   G        H        H        H        E        E        E
Brine      L        J        J        J        I        I        I
Operator   I        K        K        K        L        L        L
Spare               VD       VD       VD
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         11/21/94 11/22/94 11/23/94 11/24/94 11/25/94 11/26/94 11/27/94
Crystal    A        A        A        VD       VD       VD       B
Operator   B        B        B        C        C        C        A
Cell       H        H        H        E        E        E        F
Operator   F        F        F        G        G        G        H
Brine      K        K        K        L        L        L        J
Operator   J        J        J        I        I        I        K
Spare
Sen. Op.                              DK       DK       DK

           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         11/28/94 11/29/94 11/30/94 12/1/94  12/2/94  12/3/94  12/4/94
Crystal    B        B        DK       DK       DK       A        A
Operator   A        A        D        D        D        B        B
Cell       F        F        G        G        G        H        H
Operator   H        H        E        E        E        F        F
Brine      J        J        VD       VD       VD       K        K
Operator   K        K        L        L        L        J        J
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         12/5/94  12/6/94  12/7/94  12/8/94  12/9/94  12/10/94 12/11/94
Crystal    A        D        D        D        B        B        B
Operator   B        C        C        C        A        A        A
Cell       H        VD       VD       VD       F        F        F
Operator   F        G        G        G        H        H        H
Brine      K        DK       DK       DK       J        J        J
Operator   J        I        I        I        K        K        K
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         12/12/94 12/13/94 12/14/94 12/15/94 12/16/94 12/17/94 12/18/94
Crystal    C        C        C        A        A        A        D
Operator   D        D        D        B        B        B        C
Cell       DK       DK       DK       H        H        H        E
Operator   E        E        E        F        F        F        G
Brine      I        I        I        K        K        K        L
Operator   L        L        L        J        J        J        I
Spare      VD       VD       VD
Sen. Op.                                                         DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         12/19/94 12/20/94 12/21/94 12/22/94 12/23/94 12/24/94 12/25/94
Crystal    D        D        B        B        B        C        C
Operator   C        C        A        A        A        D        D
Cell       E        E        F        F        F        G        G
Operator   G        G        H        H        H        E        E
Brine      L        L        J        J        J        I        I
Operator   I        I        K        K        K        L        L
Spare                        VD       VD       VD
Sen. Op.   DK       DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         12/26/94 12/27/94 12/28/94 12/29/94 12/30/94 12/31/94  1/1/95
Crystal    C        VD       VD       VD       D        D        D
Operator   D        B        B        B        C        C        C
Cell       G        H        H        H        E        E        E

Operator   E        F        F        F        G        G        G
Brine      I        K        K        K        L        L        L
Operator   L        J        J        J        I        I        I
Spare
Sen. Op.            DK       DK       DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
          1/2/95   1/3/95   1/4/95   1/5/95   1/6/95   1/7/95   1/8/95
Crystal    DK       DK       DK       C        C        C        A
Operator   A        A        A        D        D        D        B
Cell       F        F        F        G        G        G        VD
Operator   H        H        H        E        E        E        F
Brine      VD       VD       VD       I        I        I        DK
Operator   K        K        K        L        L        L        J
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
          1/9/95  1/10/95  1/11/95  1/12/95  1/13/95  1/14/95  1/15/95
Crystal    A        A        D        D        D        B        B
Operator   B        B        C        C        C        A        A
Cell       VD       VD       E        E        E        DK       DK
Operator   F        F        G        G        G        H        H
Brine      DK       DK       L        L        L        J        J
Operator   J        J        I        I        I        K        K
Spare                                                   VD       VD
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         1/16/95  1/17/95  1/18/95  1/19/95  1/20/95  1/21/95  1/22/95
Crystal    B        C        C        C        A        A        A
Operator   A        D        D        D        B        B        B
Cell       DK       G        G        G        H        H        H
Operator   H        E        E        E        F        F        F
Brine      J        I        I        I        K        K        K
Operator   K        L        L        L        J        J        J
Spare      VD
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         1/23/95  1/24/95  1/25/95  1/26/95  1/27/95  1/28/95  1/29/95
Crystal    VD       VD       VD       B        B        B        DK
Operator   C        C        C        A        A        A        D
Cell       E        E        E        F        F        F        G
Operator   G        G        G        H        H        H        E
Brine      L        L        L        J        J        J        VD
Operator   I        I        I        K        K        K        L
Spare
Sen. Op.   DK       DK       DK

           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         1/30/95  1/31/95   2/1/95   2/2/95   2/3/95   2/4/95   2/5/95
Crystal    DK       DK       A        A        A        D        D
Operator   D        D        B        B        B        C        C
Cell       G        G        H        H        H        VD       VD
Operator   E        E        F        F        F        G        G
Brine      VD       VD       K        K        K        DK       DK
Operator   L        L        J        J        J        I        I
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
          2/6/95   2/7/95   2/8/95   2/9/95  2/10/95  2/11/95  2/12/95
Crystal    D        B        B        B        C        C        C
Operator   C        A        A        A        D        D        D
Cell       VD       F        F        F        DK       DK       DK
Operator   G        H        H        H        E        E        E
Brine      DK       J        J        J        I        I        I
Operator   I        K        K        K        L        L        L
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         2/13/95  2/14/95  2/15/95  2/16/95  2/17/95  2/18/95  2/19/95
Crystal    VD       VD       VD       D        D        D        DK
Operator   B        B        B        C        C        C        A
Cell       H        H        H        E        E        E        F
Operator   F        F        F        G        G        G        H
Brine      K        K        K        L        L        L        VD
Operator   J        J        J        I        I        I        K
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         2/20/95  2/21/95  2/22/95  2/23/95  2/24/95  2/25/95  2/26/95
Crystal    DK       DK       C        C        C        A        A
Operator   A        A        D        D        D        B        B
Cell       F        F        G        G        G        VD       VD
Operator   H        H        E        E        E        F        F
Brine      VD       VD       I        I        I        DK       DK
Operator   K        K        L        L        L        J        J
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         2/27/95  2/28/95   3/1/95   3/2/95   3/3/95   3/4/95   3/5/95
Crystal    A        D        D        D        B        B        B
Operator   B        C        C        C        A        A        A
Cell       VD       E        E        E        DK       DK       DK

Operator   F        G        G        G        H        H        H
Brine      DK       L        L        L        J        J        J
Operator   J        I        I        I        K        K        K
Spare                                          VD       VD       VD
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
          3/6/95  3/7/95   3/8/95   3/9/95   3/10/95  3/11/95  3/12/95
Crystal    C        C        C        A        A        A        VD
Operator   D        D        D        B        B        B        C
Cell       G        G        G        H        H        H        E
Operator   E        E        E        F        F        F        G
Brine      I        I        I        K        K        K        L
Operator   L        L        L        J        J        J        I
Spare
Sen. Op.                                                         DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         3/13/95  3/14/95  3/15/95  3/16/95  3/17/95  3/18/95  3/19/95
Crystal    VD       VD       B        B        B        DK       DK
Operator   C        C        A        A        A        D        D
Cell       E        E        F        F        F        G        G
Operator   G        G        H        H        H        E        E
Brine      L        L        J        J        J        VD       VD
Operator   I        I        K        K        K        L        L
Spare
Sen. Op.   DK       DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         3/20/95  3/21/95  3/22/95  3/23/95  3/24/95  3/25/95  3/26/95
Crystal    DK       A        A        A        D        D        D
Operator   D        B        B        B        C        C        C
Cell       G        H        H        H        VD       VD       VD
Operator   E        F        F        F        G        G        G
Brine      VD       K        K        K        DK       DK       DK
Operator   L        J        J        J        I        I        I
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         3/27/95  3/28/95  3/29/95  3/30/95  3/31/95   4/1/95   4/2/95
Crystal    B        B        B        C        C        C        A
Operator   A        A        A        D        D        D        B
Cell       F        F        F        DK       DK       DK       H
Operator   H        H        H        E        E        E        F
Brine      J        J        J        I        I        I        K
Operator   K        K        K        L        L        L        J
Spare                                 VD       VD       VD
Sen. Op.

           Mon      Tue      Wed      Thu      Fri      Sat      Sun
          4/3/95   4/4/95   4/5/95   4/6/95   4/7/95   4/8/95   4/9/95
Crystal    A        A        D        D        D        B        B
Operator   B        B        C        C        C        A        A
Cell       H        H        E        E        E        F        F
Operator   F        F        G        G        G        H        H
Brine      K        K        L        L        L        J        J
Operator   J        J        I        I        I        K        K
Spare                                                   VD       VD
Sen. Op.                     DK       DK       DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         4/10/95  4/11/95  1/12/95  4/13/95  4/14/95  4/15/95  4/16/95
Crystal    B        C        C        C        VD       VD       VD
Operator   A        D        D        D        B        B        B
Cell       F        G        G        G        H        H        H
Operator   H        E        E        E        F        F        F
Brine      J        I        I        I        K        K        K
Operator   K        L        L        L        J        J        J
Spare      VD
Sen. Op.                                       DK       DK       DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         4/17/95  4/18/95  4/19/95  4/20/95  4/21/95  4/22/95  4/23/95
Crystal    D        D        D        DK       DK       DK       C
Operator   C        C        C        A        A        A        D
Cell       E        E        E        F        F        F        G
Operator   G        G        G        H        H        H        E
Brine      L        L        L        VD       VD       VD       I
Operator   I        I        I        K        K        K        L
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         4/24/95  4/25/95  4/26/95  4/27/95  4/28/95  4/29/95  4/30/95
Crystal    C        C        A        A        A        D        D
Operator   D        D        B        B        B        C        C
Cell       G        G        VD       VD       VD       E        E
Operator   E        E        F        F        F        G        G
Brine      I        I        DK       DK       DK       L        L
Operator   L        L        J        J        J        I        I
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
          5/1/95   5/2/95   5/3/95   5/4/95   5/5/95   5/6/95   5/7/95
Crystal    D        B        B        B        C        C        C
Operator   C        A        A        A        D        D        D
Cell       E        DK       DK       DK       G        G        G

Operator   G        H        H        H        E        E        E
Brine      L        J        J        J        I        I        I
Operator   I        K        K        K        L        L        L
Spare               VD       VD       VD
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
          5/8/95   5/9/95  5/10/95  5/11/95  5/12/95  5/13/95  5/14/95
Crystal    A        A        A        VD       VD       VD       B
Operator   B        B        B        C        C        C        A
Cell       H        H        H        E        E        E        F
Operator   F        F        F        G        G        G        H
Brine      K        K        K        L        L        L        J
Operator   J        J        J        I        I        I        K
Spare
Sen. Op.                              DK       DK       DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         5/15/95  5/16/95  5/17/95  5/18/95  5/19/95  5/20/95  5/21/95
Crystal    B        B        VD       VD       VD       A        A
Operator   A        A        D        D        D        B        B
Cell       F        F        G        G        G        H        H
Operator   H        H        E        E        E        F        F
Brine      J        J        DK       DK       DK       K        K
Operator   K        K        L        L        L        J        J
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         5/22/95  5/23/95  5/24/95  5/25/95  5/26/95  5/27/95  5/28/95
Crystal    A        D        D        D        B        B        B
Operator   B        C        C        C        A        A        A
Cell       H        DK       DK       DK       F        F        F
Operator   F        G        G        G        H        H        H
Brine      K        VD       VD       VD       J        J        J
Operator   J        I        I        I        K        K        K
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         5/29/95  5/30/95  5/31/95   6/1/95   6/2/95   6/3/95   6/4/95
Crystal    C        C        C        DK       DK       DK       D
Operator   D        D        D        B        B        B        C
Cell       VD       VD       VD       H        H        H        E
Operator   E        E        E        F        F        F        G
Brine      I        I        I        K        K        K        L
Operator   L        L        L        J        J        J        I
Spare
Sen. Op.

           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         6/5/95   6/6/95   6/7/95   6/8/95   6/9/95  6/10/95  6/11/95
Crystal    D        D        DK       DK       D        C        C
Operator   C        C        A        A        A        D        D
Cell       E        E        F        F        F        G        G
Operator   G        G        H        H        H        E        E
Brine      L        L        VD       VD       VD       I        I
Operator   I        I        K        K        K        L        L
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         6/12/95  6/13/95  6/14/95  6/15/95  6/16/95  6/17/95  6/18/95
Crystal    C        A        A        A        D        D        D
Operator   D        B        B        B        C        C        C
Cell       G        VD       VD       VD       E        E        E
Operator   E        F        F        F        G        G        G
Brine      I        DK       DK       DK       L        L        L
Operator   L        J        J        J        I        I        I
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         6/19/95  6/20/95  6/21/95  6/22/95  6/23/95  6/24/95  6/25/95
Crystal    B        B        B        C        C        C        A
Operator   A        A        A        D        D        D        B
Cell       DK       DK       DK       G        G        G        H
Operator   H        H        H        E        E        E        F
Brine      J        J        J        I        I        I        K
Operator   K        K        K        L        L        L        J
Spare      VD       VD       VD
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         6/26/95  6/27/95  6/28/95  6/29/95  6/30/95   7/1/95   7/2/95
Crystal    A        A        VD       VD       VD       B        B
Operator   B        B        C        C        C        A        A
Cell       H        H        E        E        E        F        F
Operator   F        F        G        G        G        H        H
Brine      K        K        L        L        L        J        J
Operator   J        J        I        I        I        K        K
Spare
Sen. Op.                     DK       DK       DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         7/3/95   7/4/95   7/5/95   7/6/95   7/7/95   7/8/95   7/9/95
Crystal    B        DK       DK       DK       A        A        A
Operator   A        D        D        D        B        B        B
Cell       F        G        G        G        H        H        H

Operator   H        E        E        E        F        F        F
Brine      J        VD       VD       VD       K        K        K
Operator   K        L        L        L        J        J        J
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         7/10/95  7/11/95  7/12/95  7/13/95  7/14/95  7/15/95  7/16/95
Crystal    D        D        D        B        B        B        C
Operator   C        C        C        A        A        A        D
Cell       VD       VD       VD       F        F        F        DK
Operator   G        G        G        H        H        H        E
Brine      DK       DK       DK       J        J        J        I
Operator   I        I        I        K        K        K        L
Spare                                                            VD
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         7/17/95  7/18/95  7/19/95  7/20/95  7/21/95  7/22/95  7/23/95
Crystal    C        C        A        A        A        D        D
Operator   D        D        B        B        B        C        C
Cell       DK       DK       H        H        H        E        E
Operator   E        E        F        F        F        G        G
Brine      I        I        K        K        K        L        L
Operator   L        L        J        J        J        I        I
Spare      VD       VD
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         7/24/95  7/25/95  7/26/95  7/27/95  7/28/95  7/29/95  7/30/95
Crystal    D        B        B        B        C        C        C
Operator   C        A        A        A        D        D        D
Cell       E        F        F        F        G        G        G
Operator   G        H        H        H        E        E        E
Brine      L        J        J        J        I        I        I
Operator   I        K        K        K        L        L        L
Spare               VD       VD       VD
Sen. Op.   DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         7/31/94   8/1/95   8/2/95   8/3/95   8/4/95   8/5/95   8/6/95
Crystal    VD       VD       VD       D        D        D        DK
Operator   B        B        B        C        C        C        A
Cell       H        H        H        E        E        E        F
Operator   F        F        F        G        G        G        H
Brine      K        K        K        L        L        L        VD
Operator   J        J        J        I        I        I        K
Spare
Sen. Op.   DK       DK       DK

           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         8/7/95   8/8/95   8/9/95   8/10/95  8/11/95  8/12/95  8/13/95
Crystal    DK       DK       C        C        C        A        A
Operator   A        A        D        D        D        B        B
Cell       F        F        G        G        G        VD       VD
Operator   H        H        E        E        E        F        F
Brine      VD       VD       I        I        I        DK       DK
Operator   K        K        L        L        L        J        J
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         8/14/95  8/15/95  8/16/95  8/17/95  8/18/95  8/19/95  8/20/95
Crystal    A        D        D        D        B        B        B
Operator   B        C        C        C        A        A        A
Cell       VD       E        E        E        DK       DK       DK
Operator   F        G        G        G        H        H        H
Brine      DK       L        L        L        J        J        J
Operator   J        I        I        I        K        K        K
Spare                                          VD       VD       VD
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         8/21/95  8/22/95  8/23/95  8/24/95  8/25/95  8/26/95  8/27/95
Crystal    C        C        C        A        A        A        VD
Operator   D        D        D        B        B        B        C
Cell       G        G        G        H        H        H        E
Operator   E        E        E        F        F        F        G
Brine      I        I        I        K        K        K        L
Operator   L        L        L        J        J        J        I
Spare
Sen. Op.                                                         DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         8/28/95  8/29/95  8/30/95  8/31/95   9/1/95   9/2/95   9/3/95
Crystal    VD       VD       B        B        B        DK       DK
Operator   C        C        A        A        A        D        D
Cell       E        E        F        F        F        G        G
Operator   G        G        H        H        H        E        E
Brine      L        L        J        J        J        VD       VD
Operator   I        I        K        K        K        L        L
Spare
Sen. Op.   DK       DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         9/4/95   9/5/95   9/6/95   9/7/95   9/8/95   9/9/95  9/10/95
Crystal    DK       A        A        A        D        D        D
Operator   D        B        B        B        C        C        C
Cell       G        H        H        H        VD       VD       VD

Operator   E        F        F        F        G        G        G
Brine      VD       K        K        K        DK       DK       DK
Operator   L        J        J        J        I        I        I
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         9/11/95  9/12/95  9/13/95  9/14/95  9/15/95  9/16/95  9/17/95
Crystal    B        B        B        C        C        C        VD
Operator   A        A        A        D        D        D        B
Cell       F        F        F        DK       DK       DK       H
Operator   H        H        H        E        E        E        F
Brine      J        J        J        I        I        I        K
Operator   K        K        K        I        I        I        J
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         9/18/95  9/19/95  9/20/95  9/21/95  9/22/95  9/23/95  9/24/95
Crystal    VD       VD       D        D        D        DK       DK
Operator   B        B        C        C        C        A        A
Cell       H        H        E        E        E        F        F
Operator   F        F        G        G        G        H        H
Brine      K        K        L        L        L        VD       VD
Operator   J        J        I        I        I        K        K
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         9/25/95  9/26/95  9/27/95  9/28/95  9/29/95  9/30/95  10/1/95
Crystal    DK       C        C        C        A        A        A
Operator   A        D        D        D        B        B        B
Cell       F        G        G        G        VD       VD       VD
Operator   H        E        E        E        F        F        F
Brine      VD       I        I        I        DK       DK       DK
Operator   K        L        L        L        J        J        J
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         10/2/95  10/3/95  10/4/95  10/5/95  10/6/95  10/7/95  10/8/95
Crystal    D        D        D        B        B        B        C
Operator   C        C        C        A        A        A        D
Cell       E        E        E        DK       DK       DK       G
Operator   G        G        G        H        H        H        E
Brine      L        L        L        J        J        J        I
Operator   I        I        I        K        K        K        L
Spare                                 VD       VD       VD
Sen. Op.

           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         10/9/95  10/10/95 10/11/95 10/12/95 10/13/95 10/14/95 10/15/95
Crystal    C        C        A        A        A        VD       VD
Operator   D        D        B        B        B        C        C
Cell       G        G        H        H        H        E        E
Operator   E        E        F        F        F        G        G
Brine      I        I        K        K        K        L        L
Operator   L        L        J        J        J        I        I
Spare
Sen. Op.                                                DK       DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         10/16/95 10/17/95 10/18/95 10/19/95 10/20/95 10/21/95 10/22/95
Crystal    VD       B        B        B        DK       DK       DK
Operator   C        A        A        A        D        D        D
Cell       E        F        F        F        G        G        G
Operator   G        H        H        H        E        E        E
Brine      L        J        J        J        VD       VD       VD
Operator   I        K        K        K        L        L        L
Spare
Sen. Op.   DK


           Mon      Tue      Wed      Thu      Fri      Sat      Sun
         10/23/95 10/24/95 10/25/95 10/26/95 10/27/95 10/28/95 10/29/95
Crystal    A        A        A        D        D        D        B
Operator   B        B        B        C        C        C        A
Cell       H        H        H        VD       VD       VD       F
Operator   F        F        F        G        G        G        H
Brine      K        K        K        DK       DK       DK       J
Operator   J        J        J        I        I        I        K
Spare
Sen. Op.


           Mon      Tue      Wed      Thu      Fri     Sat      Sun
         10/30/95 10/31/95  11/1/95  11/2/95  11/3/95
Crystal    B        B        C        C        C
Operator   A        A        D        D        D
Cell       F        F        DK       DK       DK
Operator   H        H        E        E        E
Brine      J        J        I        I        I
Operator   K        K        L        L        L
Spare                        VD       VD       VD
Sen. Op.

A - Hall
B - Chapman
C - Wilson
D - Kennedy
E - Thompson
F - Bruce

G - Penzer
H - Hehn
I - Vass
J - Gatto
K - Baxter
L - Levesque
VD - Donegan
DK - Kibsey

IN WITNESS WHEREOF we, the undersigned, have as the accredited representatives of the respective parties to this Agreement hereunto set our signatures this 17th day of November 1994.


FOR:     STERLING PULP                    FOR:    PULP, PAPER & WOODWORKERS
         CHEMICALS, LTD.                          OF CANADA, LOCAL 5



/s/ ROGER K. THOMEY                       /s/ GREGORY A. HALL
R.K. THOMEY                               G.A. HALL
PLANT MANAGER



/s/ T.X. SZPYTMAN                         /s/ D. R. KIBSEY
T.Z. SZPYTMAN,                            D.R. KIBSEY
ENVIRONMENTAL & PROJECT CO-ORD.



/s/ T. N. MILLER                          /s/ H. W. WEIR
T.N. MILLER                               H.W. WEIR
PRODUCTION MANAGER


                                          /s/ HOWARD T. CHAPMAN
                                          H.T. CHAPMAN





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